Receivables and other assets (Tables)	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Disclosure of detailed information about receivables and other assets

	2024			2023
	Non-current US$m	Current US$m	Total US$m	Non-current US$m	Current US$m	Total US$m
Trade receivables(a)	–	2,344	2,344	–	2,461	2,461
Other financial receivables(a)	355	643	998	234	548	782
Other receivables(b)	380	429	809	470	347	817
Prepayment of tolling charges to jointly controlled entities(c)	94	–	94	113	–	113
Pension surpluses (note 28)	405	–	405	466	–	466
Other prepayments	163	825	988	376	589	965
Total(d)	1,397	4,241	5,638	1,659	3,945	5,604
(a)At 31 December 2024, trade receivables and other financial receivables are stated net of allowances for expected credit losses of US$72 million (2023: US$82 million). We apply the
“simplified approach” to trade receivables and receivables relating to net investment in finance leases and a “general approach” to all other financial assets.
(b)At 31 December 2024, other receivables include US$333 million (2023: US$349 million) related to Energy Resources of Australia Ltd’s (ERA) deposit held in a trust fund which is controlled by the
Government of Australia. ERA are entitled to reimbursement from the fund once specific phases of rehabilitation relating to the Ranger Project are completed. The fund is outside the scope of IFRS 9.
(c)These prepayments will be charged to Group operating costs as tolling services are rendered and product processing occurs.
(d)There is no material element of receivables and other assets that is interest-bearing or financing in nature. The fair value of current trade and other receivables and the majority of amounts classified as non-current trade and other receivables approximates to their carrying value.